                      NONQUALIFIED STOCK OPTION AGREEMENT


                  THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is made as of October 29, 1997, by and between AMERICAN AXLE & MANUFACTURING OF MICHIGAN, INC., a Michigan corporation (the "Company"), and GARY J. WITOSKY, an executive employee of the Company (the "Employee").

                             PRELIMINARY STATEMENT

                  WHEREAS, The Company currently has authorized one hundred thousand (100,000) shares of common stock, $0.01 par value ("Shares"), of which approximately eight thousand two hundred and twenty seven (8,227) shares are issued and outstanding.

                  WHEREAS, The Company has agreed, in connection with the Recapitalization and Stock Purchase Agreement dated as of September 19, 1997, among the Company, AAM, Jupiter Capital Corporation, Mr. Richard E. Dauch, Mr. Morton E. Harris and AAM Acquisition, Inc. (the "Recapitalization"), to grant options to Employee to purchase Shares.

                  WHEREAS, The Board of Directors of the Company has duly authorized the execution and delivery by the Company of this Agreement and granting of options to the Employee to purchase Shares as herein provided.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                  1.       DEFINITIONS.


                  (a) "Affiliate" shall mean, with respect to any Person, (i) any other Person that directly or indirectly Controls, is Controlled by or is under common Control with, such Person, or (ii) any director, officer, partner, member or employee of such Person or any Person specified in clause (i) above; provided, that officers, directors or employees of the Company (or one of its Subsidiaries) shall be deemed not to be Affiliates of Blackstone for purposes hereof solely by reason of being officers, directors or employees of the Company (or one of its Subsidiaries).

                  (b) "Blackstone" shall mean collectively, Blackstone Capital Partners II Merchant Banking Fund L.P., Blackstone Offshore Capital Partners II L.P., Blackstone Family Investment Partnership II L.P. and their Affiliates (other than the Company and its Subsidiaries).

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d) "Cause" shall mean (i) neglect of or willful and continuing refusal to perform one's duties (other than due to Disability), (ii) a breach of any non-competition/no

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                                       2


raid covenants the Employee is subject to, (iii) engaging in conduct which is demonstrably injurious to the Company, the Company's Subsidiaries or Affiliates, or Blackstone (including, without limitation, a breach of any confidentiality covenant the Employee is subject to), or (iv) a conviction or plea of guilty or nolo contendere to a felony or a misdemeanor involving moral turpitude, dishonesty, fraud or theft, in each case as determined in the sole discretion of the Board.

                  (e) "Committee" shall mean the Compensation Committee of the Board.

                  (f) "Control" (including, with correlative meaning, all conjugations thereof) shall mean with respect to any Person, the ability of another Person to control or direct the actions or policies of such first Person, whether by ownership of voting securities, by contract or otherwise.

                  (g) "Disability" shall mean the inability of the Employee to perform in all material respects his duties and responsibilities to the Company, or any Subsidiary of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Board may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Board and the Employee (or his Representative) shall furnish the Board with medical evidence documenting the Employee's disability or infirmity which is satisfactory to the Board.

                  (h) "Good Reason" shall mean a material reduction in base salary, as determined in the sole discretion of the Board.

                  (i) "Option Shares" shall mean any Shares issuable or issued by the Company upon exercise of an Option, as adjusted as a result of any stock dividend, stock split, merger, consolidation, reorganization or other recapitalization.

                  (j) "Person" shall mean an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  (k) "Representative" shall mean (i) in the case of death, the executor, liquidator or administrator of the deceased Employee's estate or the Person or Persons to whom the deceased Employee's rights under the Option shall pass by will or the laws of descent and distribution and (ii) in the case of Disability, his legal guardian or legal representative.

                  (l) "Subsidiary" shall mean any corporation of which the Company owns, directly or through one or more subsidiaries, securities having a majority of the ordinary voting power in electing the board of directors of such corporation.

                  (m) "Transfer" shall mean, with respect to any Option, the gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without


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consideration and whether voluntary, involuntary or by operation of law), or any act thereof, of such Option or any interest therein.

                  2.       GRANT OF OPTIONS.

                  (a) Subject to and effective upon the closing under the Recapitalization, the Company hereby grants to the Employee the right and option (the "Options") to purchase from the Company on the terms and conditions set forth herein all or any portion of an aggregate whole number of Shares equal to 83.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereby acknowledge and agree that in the event that the closing under the Recapitalization is not consummated, this Agreement shall have no force or effect and shall be null and void.

                  3. OPTION PRICE. The purchase price for each Share subject to the Options is $16,811.78 (the "Option Price").

                  4.       EXERCISE OF OPTIONS.

                  (a) The Options shall be 100% exercisable on the date hereof.

                  (b) During the lifetime of the Employee, exercisable Options may be exercised only by such Employee (except that, in the event of his death or Disability, Options may be exercised by his Representative). Options may be exercised in whole or in part with respect to any portion that is exercisable. To exercise an Option the Employee (or such other person who shall be permitted to exercise the Option) must complete, sign and deliver to the Company (to the attention of the Company's Secretary) a notice of exercise substantially in the form attached hereto as Annex I (or in such other similar form as the Committee may from time to time adopt and provide to the Employee) (the "Exercise Notice"), together with payment in full of the Option Price multiplied by the number of Shares with respect to which the Option is exercised. Payment of the Option Price shall be made in cash (including certified check, bank draft or money order). Immediately prior to the exercise of any of the Options, the Employee shall enter into a stockholders' agreement in a form substantially similar to the stockholders' agreement dated as of October 29, 1997 by and among the Company, Blackstone, Jupiter Capital Corporation, Mr. Richard E. Dauch and Mr. Morton E. Harris (the "Stockholders' Agreement"). In entering into such a stockholders' agreement, the Optionee will agree that he shall be bound by terms, conditions and obligations and shall be entitled to rights and privileges, substantially similar to those applicable to the "Rollover Holders" or "Stockholders" (as defined in the Stockholders' Agreement) in the Stockholders' Agreement (including limitation on transfer rights, tag-along rights, drag-along rights and piggy-back registration rights). The execution of such stockholders' agreement shall be a condition to the exercise of such Options. The Employee's right to exercise the Option shall be subject to the satisfaction of all conditions set forth in the Exercise Notice.


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                                       4


                  (c) The Company shall reserve or hold available at all times a sufficient number of Shares to cover the aggregate number of shares issuable pursuant to this Agreement.

                  5. TAXES. The Company shall withhold from any amounts due and payable by the Company to the Employee (or secure payment from the Employee in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any Shares issuable under this Agreement, and the Company may defer such issuance unless indemnified to its satisfaction.

                  6.       EXPIRATION

                  (a) Options shall expire at 5:00 p.m. Eastern Standard Time on June 15, 1999 (the "Expiration Date").

                  (b) Notwithstanding (a) above, the Employee's Options shall expire immediately, without any payment, upon the Employee's termination of employment if the Employee's employment is terminated for Cause or if the Employee voluntarily terminates employment without Good Reason.

                  7. ADJUSTMENT OF OPTION PRICE AND NUMBER OF SHARES PURCHASABLE. In the event of a merger, recapitalization, stock dividend, reorganization, stock split, share consolidation or combination, or other similar event, the Committee shall make such adjustments in the number and type of Shares covered by the outstanding Options and the Option Price as the Board, in good faith, determines to be appropriate and equitable.

                  8. SECURITIES LAW COMPLIANCE. The Options may not be exercised and the Company shall not be required to issue any Shares hereunder if such exercise or issuance would, in the reasonable judgment of the Board of Directors of the Company, constitute a violation of any state or federal law, or of the rules or regulations of any governmental regulatory body, or any securities exchange. The Company, in its sole discretion, may require the Employee to furnish the Company with appropriate representations and a written investment agreement prior to the exercise of the Options and the delivery of any Shares pursuant to the Options, and may endorse on any share certificates any legends required to reflect the restrictions and limitations contemplated by this Agreement.

                  9. TRANSFER OF OPTIONS. Unless otherwise provided by the Committee, neither Options nor Option Shares may be Transferred (other than by will or the laws of descent or distribution).

                  10. NOTICES. Notices, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given when sent by telex, cable or certified mail, postage prepaid, addressed to the intended recipient at the address set forth at the end of this Agreement, or at such other address as such intended recipient hereafter may have designated most recently to the other party hereto with specific reference to this Section.



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                                       5



                  11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement with respect to the subject matter hereof and supersedes all prior written and oral agreements with respect thereto, and may be modified only by an instrument in writing signed by each of the parties hereto.

                  12. NO EMPLOYMENT CONTRACT. Nothing in this Agreement shall interfere with or limit in any way the right of the Company to terminate the Employee's employment at any time (with or without Cause), nor confer upon the Employee any right to continued employment by the Company for any period of time or to continue such employee's present (or any other) rate of compensation.

                  13. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which may be deemed an original, but all of which together may be construed as one and the same instrument.

                  14. BINDING EFFECT. The provisions contained in this Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

                  15. APPLICABLE LAW. This Agreement, all matters of corporate law as applying to the Company and the Shares, and the construction and interpretation of the provisions hereof shall be governed by the laws of the State of Delaware, without regard to the choice of law provisions thereof.



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                                       6



                  IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer, and the Employee has executed this Agreement, all on the day and year first above written.

ADDRESSES:

1840 Holbrook Avenue        AMERICAN AXLE &
Detroit, MI 48212           MANUFACTURING OF MICHIGAN,
                            INC.



                            By:  /s/ Patrick S. Lancaster
                                 ---------------------------------
                            Title: Vice President, General Counsel
                                   and Secretary





1840 Holbrook Avenue        /s/ Gary J. Witosky
Detroit, MI 48212           -------------------
                            Gary J. Witosky



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                                                                        Annex I
                                                                        -------

                                EXERCISE NOTICE
                                ---------------
                (Applicable Prior to an Initial Public Offering)

                  This Exercise Notice (this "Notice") is given by the undersigned to American Axle & Manufacturing of Michigan Inc., a Michigan corporation (the "Company"), in connection with the his exercise of an Option granted pursuant to an option agreement dated October 29, 1997 (the "Agreement") to purchase Option Shares (as defined in the Agreement). Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

                  1.       PURCHASE AND SALE OF OPTION SHARES.

                  (a) Upon delivery to the Company of (i) this Notice, (ii) the aggregate Option Price for the Option Shares purchased hereunder by certified check, bank draft or money order made payable to "American Axle & Manufacturing of Michigan Inc." and (iii) the Option to which the Option Shares relates, the Company shall sell and issue to the undersigned, the Option Shares that he elects to purchase hereunder.

                  (b) Notwithstanding the previous paragraph, his election to purchase Option Shares hereunder shall not be valid unless and until he executes a Stockholders' Agreement.


                  2. EFFECT OF EXERCISE. The undersigned acknowledges and agrees that:

                               (a) neither the issuance of the Option Shares to
                  the undersigned nor any provision contained herein shall entitle the undersigned to remain in the employment of the Company and its Subsidiaries or affect the right of the Company to terminate his employment at any time for any reason;

                               (b) the Company shall have no duty or obligation
                  to disclose to the undersigned and the undersigned shall have no right to be advised of, any material information regarding the Company and its Subsidiaries in connection with the repurchase of Option Shares upon the termination of his employment with the Company and its Subsidiaries or as otherwise provided hereunder; and

                           (c) the Company shall be entitled to withhold from
                  any amounts due and payable by the Company to the undersigned (or secure payment from him in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to such Option Shares and the Company may defer issuance until indemnified to its satisfaction.



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                                       2



                           (d) The Option Shares issued in connection herewith
                  hereunder, are issued as a part of the compensation and incentive arrangements between the Company and the undersigned.

                  3. RESTRICTION ON OPTION SHARES. The undersigned acknowledges that the Option Shares being purchased hereunder are being issued pursuant to the Agreement, the terms and conditions of which are incorporated herein as if set forth fully herein, and that such Option Shares are subject to certain restrictions on transfer, rights of repurchase and other provisions set forth in the Agreement and the Stockholders' Agreement.



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                                     * * *

                  IN WITNESS WHEREOF, the undersigned has executed this Notice as of the date written below.



Number of Shares Common Stock Acquired:     ________

Aggregate Option Price:                     ________



--------------------------------            ----------------
Signature                  Date             Date



--------------------------------            ------------------------
Print Name                                  Social Security No.

Residence Address:                          Mailing Address, if different from
                                            Residence Address:


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Street                                      Street



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City          State  Zip Code               City          State   Zip Code